Exhibit 10.02

                        ADMINISTRATIVE SERVICES AGREEMENT

     THIS ADMINISTRATIVE SERVICES AGREEMENT (the "Agreement") is entered into as of August 4, 2000, by and between MEDICAL CAPITAL CORPORATION, a Nevada corporation ("MCC") and MEDICAL CAPITAL MANAGEMENT, INC., a Delaware Corporation ("MCM").

     WHEREAS, MCM is in the business of (i) raising capital through the sale of notes, (ii) purchasing accounts receivable from health care providers and other types of businesses, and (iii) holding other forms of collateral, such as equity, equipment, buildings and notes;

     WHEREAS, MCC provides certain administrative, management and underwriting services, makes available its offices, personnel, facilities, equipment and services. MCC also provides other good and valuable services required and necessary in administering receivables and other forms of collateral; and

     WHEREAS, MCM desires MCC to provide the aforementioned offices, personnel, facilities, equipment and services to its Business and MCC desires to provide such offices, personnel, facilities, equipment and services, upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    AGREEMENT

1.      RESPONSIBILITIES OF MCC

1.01 MANAGEMENT SERVICES. MCC shall provide such offices, personnel, facilities, equipment and services. MCC will also provide administrative and management services as are determined to be reasonably necessary for the proper and efficient operation of the Business, including the services set forth elsewhere in this Article and Agreement

1.02 PREMISES. MCC hereby leases to MCM, in accordance with this Agreement, such portion of the premises located at 2100 South State College Blvd., Anaheim, CA 92806 as are determined to be reasonably necessary for the proper and efficient operation of MCM, together with all necessary appurtenances, improvements, and fixtures (collectively the "Premises").

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1.03    UTILITIES, BUILDING SERVICES AND SUPPLIES. MCC shall provide or cause to be provided to MCM all utilities, building services and supplies as are determined to be reasonably necessary for the proper and efficient conduct of the Business, including, but not limited to, water, gas,
        heat,  air  conditioning,   power,  light,  telephone,   janitorial  and
        maintenance services, telephone answering services and office supplies.

1.04 EQUIPMENT, FURNITURE AND FURNISHINGS. MCC shall provide for the use of MCM such equipment, furniture, furnishings and personal property as may be reasonably necessary for the proper and efficient operation of the Business. MCM shall have no title or interest (other than as specified herein) in the Equipment provided by MCC pursuant to this Agreement, which shall at all times remain the sole property of MCC. If MCM acquires personal property of its own, such property shall be and remain the exclusive property of MCM.

1.05 REPAIRS AND MAINTENANCE OF PREMISES AND EQUIPMENT. MCC shall maintain the Premises and the Equipment in good order and repair, and shall refurbish or replace the same as it becomes worn out or obsolete.

1.06 PERSONNEL. Except as otherwise provided, MCC shall furnish the services of all personnel as are determined to be reasonably necessary for the proper and efficient operation of the Business. All such personnel shall be either employees or independent contractors of MCC as determined by MCC to be appropriate.

1.07 SUPPORT. MCC shall provide MCM with such clerical and administrative support as is determined to be reasonably necessary for the proper and efficient administration of its responsibilities under this Agreement, including its employment or other relationships with persons employed by or contracted to MCM.

1.08 BOOKKEEPING, PAYROLL AND ACCOUNTING SERVICES. MCC shall perform all bookkeeping, payroll and accounting services as are determined to be reasonably necessary for the proper and efficient operation of the Business, including administration of all promissory notes, and interest payments related thereto.

1.09 MARKETING AND PUBLIC RELATIONS SERVICES. MCC shall provide such marketing and public relations services as are determined by MCM and MCC to be reasonably necessary to promote and market the services of the Business.

1.10 MANAGEMENT INFORMATION SYSTEMS. MCC shall provide such computer-based management information systems as are jointly determined by MCC and MCM to be reasonably necessary for the proper and efficient operations of the Business.

1.11 EVALUATION OF RECEIVABLES. MCC shall assist in the examination and evaluation of receivables of health care providers and other types of businesses to determine if they are suitable for purchase by MCM.

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1.12    ACCOUNT  CONSULTANTS.  MCC may maintain a network of account consultants to develop and maintain MCM's relationships with health care providers and to assist such providers with processing certain paperwork.

1.13 PURCHASE OF NEW PROVIDER RECEIVABLES. MCC shall locate and enter into purchase agreements for the purchase of new accounts receivable. This shall include but not be limited to entering into a purchase agreement on behalf of MCM and the client.

1.14 OTHER CONSULTING AND PROFESSIONAL SERVICES. MCC shall employ and / or maintain contact with consultants skilled in helping MCM evaluate and purchase other types of receivables, businesses and other business opportunities.

1.15 BANK ACCOUNTS. MCC shall work with the designated Lockbox Bank to facilitate the operation of the lockbox bank accounts for the sole benefit of MCM, and shall be responsible for:

           A.   Opening   and   maintaining   a   concentration   bank   account
           ("Concentration   Account")   for  the  purpose   of:   concentrating
           collections on all purchased receivables into one account.

           B. Opening and monitoring each seller's lockbox account(s) for the purpose of receiving all proceeds from the collection of purchased receivables. Such lockbox account(s) shall be zero-balance swept into the Concentration Account.

           C. The Concentration Account shall also be used to pay all interest to noteholders, receive all proceeds from new promissory notes, and pay all related expenses for the benefit of MCM and MCC including, but not limited to:

           Accounting expenses,
           Legal expenses,
           Due Diligence Costs,
           Costs of lien and other credit searches, Costs of filing UCC-1 liens,
           Collection & recovery expenses of receivables presently owned by MCM, Administrator expenses related to this Agreement, Expenses to maintain the bank accounts as described herein, Taxes, corporation fees, and preparation and representation thereof, Fees to Servicer,
           Fees to Trustee,
           Brokers/Sales Agents Fees and Commissions,
           Commissions to internal marketing staff and Other expenses.

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2.      MCC'S COMPENSATION

2.01 COMPENSATION. In consideration of the personnel, facilities, equipment and other services furnished by MCC during the term of this Agreement ("Term"), MCM shall pay MCC compensation as provided in this Article 2.

2.02 ADMINISTRATIVE FEE. MCC's Administration Fee shall be calculated as the lesser of 2%, or one-quarter of the discount fee of the amounts of the
        (ENR) purchases of Receivables of the MCM clients. The Administrator may not collect any fee if the payment of such fee would cause the Collateral Coverage Requirement to go below the minimum threshold set forth in the Note and Security Agreement. If other types of assets or businesses are purchased by MCM, the Administrative fee will be calculated as one percent of the total loan or purchase amount, whichever method is more appropriate under the circumstance. The Administrative Fee is to be paid on at least a monthly basis.

2.03    ORIGINATION FEE. In addition, any origination fee shat be paid to MCC.

2.04 SUBORDINATION OF ADMINISTRATIVE FEE. The payment of the Administrative Fee shall be subject to the prior payment of certain fees and expenses as set forth in the Note and Security Agreement.

2.05    COST  REIMBURSEMENT.  In addition to the Administrative Fee set forth in
        Section 2.02, MCC shall be reimbursed by MCM for the actual cost of out of pocket expenses (examples of which are in section 1.15 of this agreement) plus an overhead factor of 20%. These cost reimbursements are to be paid on at least a monthly basis. Payments for estimated monthly cost reimbursements may be paid in advance, however, MCC must provide a detailed monthly billing to MCM to support reimbursements requested, the detail must be adequate enough to satisfy the reporting to the Trustee.

3.      TERM AND TERMINATION

3.01. TERM. This Agreement shall commence as of the date hereof, and shall continue for an initial term of five (5) years, or until the last note issued matures. This Agreement will automatically renew on each subsequent anniversary, unless a notice of cancellation is issued by either party one hundred eighty (180) days before the annual renewal date.

3.02. TERMINATION. Either party may terminate this Agreement if the other party:

        (a) Applies for, or consents to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets; files a voluntary petition in bankruptcy; makes a general assignment for the benefit of its creditors; files a petition or answer seeking reorganization or arrangement with its creditors; admits in writing its inability to pay its debts when due; or

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        (b) Suffers any order,  judgment or decree to be entered by any court of competent jurisdiction, adjudicating such party bankrupt or approving a petition seeking its reorganization or the appointment of a receiver, trustee or liquidator of such party or of all or a substantial part of its assets, and such order, judgment or decree continues unstayed and in effect for thirty (30) days after its entry; or

        (c) Fails to perform any material obligation required hereunder, and such default continues for sixty (60) days after the giving of written notice by the terminating party, specifying the nature and extent of such default; provided, however, that if such default is capable of being cured within a reasonable period, but not within sixty (60) days, this Agreement shall not terminate as provided herein if such defaulting party commences to cure said default within sixty (60) day period and thereafter diligently and in good faith continues to cure said default.

        (d) Either party may terminate this Agreement with mutual consent by giving a one hundred eighty (180) day notice to the other party.

        (e) This Agreement may be terminated when the last note issue matures.

        (f) and, This Agreement shall terminate if MCM or MCC shall cease engaging in the Business.

4.      RECORDS

4.01 ACCESS TO INFORMATION. Each party shall at all times during the term of this Agreement permit the other party to have access to its documents, books and records relating to this Agreement, during normal business hours.

4.02 OWNERSHIP OF RECORDS. All business records and information relating exclusively to the business and activities of either party shall be the property of that party, irrespective of the identity of the party responsible for producing or maintaining such records and information.

5.      PROPRIETARY PROPERTY

5.01 COPYRIGHTS. MCC is and shall be the sole owner and holder of all right, title and interest to the name "Medical Capital Corporation" and all derivatives thereof, and all copyright, service mark and trademark rights and interests in the logo, systems, forms, form contracts, policy manuals, marketing and public relations materials, business and management methods, and customer and client lists furnished or developed by MCC and relating to the Business. MCM is and shall be the sole owner of its own proprietary property. As a function of this Agreement, MCM conveys its permission to the Trademark and above items.

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5.02    PROPRIETARY  INFORMATION.  Each  party  agrees  that the  other  party's proprietary property shall not be possessed, used or disclosed otherwise than as may be necessary for the performance of this Agreement. Each party acknowledges that its violation of this Agreement would cause the other party irreparable harm, and may (without limiting the other party's remedies for such breach) be enjoined at the instance of the other party. Each party agrees that upon termination of this Agreement for any reason, absent the prior written consent of the other party, it shall have no right to and shall cease all use of the other party's proprietary property.

6.      GENERAL PROVISIONS

6.01 EXCLUSIVE MANAGEMENT SERVICES. MCC shall be the exclusive provider of management services to MCM.

6.02    DELEGATION AND ASSIGNMENT; BENEFIT.

        (a) It is understood and agreed that MCM's rights under this Agreement will be assigned by MCM to the Trustee as security for the Notes (as defined in the Indenture), and such assignment is hereby consented to by MCC. Upon foreclosure by the Trustee under the Indenture, the Trustee may exercise all of MCM's rights and accept all of MCM's benefits hereunder. Upon receipt by MCC of notice from the Trustee that an "event of default" has occurred under the Indenture, MCC will cease to accept instruction from MCM hereunder and will accept instructions only from the Trustee, or such other Person as the Trustee may designate, in performance of its obligations hereunder. Prior to such an event of default, MCC shall follow directions given by MCM.

        (b) Except as expressly provided herein, no party shall delegate its duties or assign its rights hereunder in whole or in part, without the prior written consent of the other; except that MCC shall have the right to delegate or subcontract for the performance of any and all duties required to be performed by MCC as set forth herein to any subsidiary or affiliate of MCC.

6.03 NOTICES. All notices required to be given hereunder shall be in writing and shall be deemed given or delivered if personally delivered or three days following the date it is dispatched by certified or registered mail, return receipt requested, postage prepaid, or, if sent by facsimile transmission, upon confirmation of receipt, addressed to the parties as set forth opposite their respective names below:

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        MCC:   Medical Capital Corporation
               2100 South State College Blvd.
               Anaheim, California 92806
               Attn: Sid Field, Chief Executive Officer

        MCM:   Medical Capital Management
               2100 South State College Blvd.
               Anaheim, California 92806
               Attn: Joseph J. Lampariello, Chief Operating Officer

        Any party may change the address at which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

6.04 DOCUMENTS. Each of the parties hereto shall execute and deliver all documents, papers and instruments necessary or advisable to carry out the terms of the Agreement.

6.05 GOVERNING LAW. This Agreement and all rights, duties and obligations hereunder shall be construed and interpreted in accordance with the laws of the State of Nevada.

6.06 ENTIRE AGREEMENT. This Agreement supersedes all prior oral and written understandings and agreements between the parties hereto. The parties acknowledge and agree that this document, together with its Schedules and Exhibits, and all other documents expressly referred to herein, constitutes the entire agreement between the parties regarding the services to be provided by the parties hereto. Except as set forth in such other documents, no representations, promises, conditions or warranties with reference to the execution of this document, including, but not limited to pro forma and other financial information, have been made or entered into between the parties hereto.

6.07 WAIVER OF PROVISIONS. Any waiver of any term or condition hereof must be in writing and signed by the party giving the waiver. A waiver of any of the terms and conditions hereof shall not be construed as a waiver of any other terms and conditions hereof.

6.08 SEVERABILITY. Nothing contained in this Agreement shall be construed so as to require the commission of an act contrary to law and whenever there is any conflict between any provision of this Agreement and any present statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provisions of this Agreement affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law and to carry out the purposes of this Agreement.

6.09 FORCE MAJEURE. Neither party shall be liable nor deemed to be in default for any delay or failure in performance under the Agreement or other interruption of service or employment deemed resulting, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods,

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        failure of transportation,  machinery or supplies, vandalism, strikes or other work interruptions beyond the reasonable control of either party. However, both parties shall make good faith efforts to perform under this Agreement in the event of any such circumstances.

6.10 CAPTIONS. Any captions to or headings of the articles, sections, subsections, paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties to this Agreement, are not a part of this Agreement, and shall not be used for the interpretation or determination of validity of this Agreement or any provision hereof.

6.11 GENDER AND NUMBER. Whenever the context hereof requires, the gender of all words shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

6.12 INTERPRETATION. The language in all parts of this Agreement in all cases shall be construed in accordance with its fair meaning, as if prepared by all of the parties to this Agreement and not strictly for or against any of the parties. The legal doctrine of construction of ambiguities against the drafting party shall not be employed in any interpretation of this Agreement.

6.13 NO PARTNERSHIP. The relationship of the Parties set forth in this Agreement shall not be construed as, constitute, or be deemed to create a partnership, joint venture, affiliation, association or any other relationship except as explicitly set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.


MEDICAL CAPITAL CORPORATION,            MEDICAL CAPITAL MANAGEMENT, Inc.
a Nevada Corporation                    a Delaware Corporation


By: /s/ Sid Field                       By: /s/ Joseph J. Lampariello
    ---------------------------------       ------------------------------------
    Sid Field, its Chief                    Joseph J. Lampariello, its Chief
    Executive Officer                       Operating Officer

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